UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 15, 2004





                                   CREE, INC.
             (Exact name of registrant as specified in its charter)


  North Carolina                   000-21154                      56-1572719
  (State or other           (Commission File Number)           (I.R.S. Employer
   jurisdiction                                              Identification No.)
of incorporation)



                4600 Silicon Drive, Durham, North Carolina 27703
                    (Address of principal executive offices)



                                 (919) 313-5300
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

Item 12.  Disclosure of Results of Operations and Financial Condition

On April 15, 2004, Cree, Inc. (the "Company") issued a press release announcing results for the period ended March 28, 2004. A copy of the Company's press release is attached as Exhibit 99.01 hereto and is incorporated herein by reference.

The information in this Current Report on Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CREE, INC.



                                       By:  /s/ Cynthia B. Merrell
                                            -----------------------------------
Dated: April 15, 2004                       Cynthia B. Merrell
                                            Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                Description of Exhibit
-----------                ----------------------
    99.01                  Press Release, April 15, 2004